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                                                                     EXHIBIT 4.1


                           [FACE OF JAMES HARDIE N.V.
                            COMMON STOCK CERTIFICATE]


COMMON STOCK                                                        COMMON STOCK

NUMBER                                                                    SHARES

                                                               CUSIP 000000 00 0

James Hardie N.V.

INCORPORATED UNDER THE LAWS OF THE NETHERLANDS
WITH ITS CORPORATE SEAT IN AMSTERDAM, THE NETHERLANDS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NOMINAL VALUE NLG 0.02 PER SHARE, OF

James Hardie N.V. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The Certificate and the shares represented hereby are issued and are subject to all of the provisions of the laws of The Netherlands, to the Articles of Association of the Company, if and as amended (copies of which are available at the office of the Company in Amsterdam, The Netherlands and at the office of the Transfer Agent and Registrar), and to all provisions whereof the holder of this Certificate is bound.

          Witness the facsimile signature of a Managing Director of the Company.

Dated:



Signature

MANAGING DIRECTOR


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED SIGNATURE

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                         [REVERSE OF JAMES HARDIE N.V.
                            COMMON STOCK CERTIFICATE]


     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - _____  Custodian ________
TEN ENT - as tenants by the entireties                 (Cust)            (Minor)
JT TEN - as joint tenants with right              under Uniform Gifts to Minors
         of survivorship and not as tenants         Act ___________
         in common                                        (State)

TRANSFER FORM

For value received, _________________________________ hereby sells, and transfers unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

---------------------------

---------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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___________________________________________________________________ shares of Common Stock of the Company represented by the within Certificate and do hereby irrevocably constitute and appoint

__________________________________________________________________ attorney, to transfer the said shares of Common Stock on the books of the within named Company with full power of substitution in the premises.

Dated ______________________________     ____________________________________

NOTICE: The signature to this transfer must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement, or any change whatever.


Signature(s) Guaranteed:


_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


ACKNOWLEDGMENT

The undersigned, acting on behalf of the Company, hereby acknowledges the transfer of the shares of Common Stock of the Company (as described above) and confirms that entry hereof has been made in the Company's shareholder register as of

Date _______________________________


Place ______________________________      ____________________________________